Aston Funds
Aston/Lake Partners LASSO Alternatives Fund
Supplement dated June 25, 2009 to the Class I Shares Prospectus dated March 30, 2009
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.
Effective June 30, 2009, the minimum initial investment requirement for the Aston/Lake Partners LASSO Alternatives Fund has been changed to $100,000.
For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.
SUP LAKE 609

Aston Funds
(the “Trust”)
Aston/Smart Portfolios Fund
Supplement dated June 25, 2009 to the Class N Shares Prospectus dated March 1, 2009
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.
Effective as of June 30, 2009, the name of the series of the Trust currently designated as Aston/Smart Portfolios Fund shall be changed to the Aston Dynamic Allocation Fund (the “Fund”). There is no change in the Fund’s current investment objective, principal investment strategies or portfolio management team.
For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com.
SUP SMRT 609

Aston Funds
(the “Trust”)
Aston/TAMRO All Cap Fund
Supplement dated June 25, 2009 to the Class N Shares Prospectus dated March 1, 2009
IMPORTANT NOTICE
This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.
CHANGE IN NAME AND ADDITION OF INVESTMENT POLICY
Effective as of June 30, 2009, the name of the series of the Trust currently designated as Aston/TAMRO All Cap Fund will be changed to Aston/TAMRO Diversified Equity Fund (the “Fund”) as it better reflects the investment style of the Fund. In connection with the name change, the Fund has adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its assets in equity securities. As of June 30, 2009, the following sentence replaces the first sentence under “Principal Investment Strategies” for the Fund in the Prospectus:
Under normal circumstances, the Fund invests at least 80% of its assets in equity securities.
The investment policy of the Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees of the Trust without shareholder approval. Shareholders would, however, receive at least 60 days’ notice of such change.
There is no change in the Fund’s current investment objective or current portfolio management team.
CHANGE IN PRIMARY BENCHMARK
Effective as of June 30, 2009, the Fund’s benchmark will change from the Russell 3000 Index to the Russell 1000 Index, as the investment adviser determined the Russell 1000 Index to be a more appropriate broad-based index. As of June 30, 2009, the following information replaces the information about Average Annual Total Return for the Fund in the Prospectus:
The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of broad-based securities market indices. All figures assume reinvestment of dividends and distributions. It is not possible to invest in an index.
Average Annual Total Return
(For the period ended December 31, 2008)

			Since
	1 Year	5 Years	Inception (a)

Aston/TAMRO Diversified Equity Fund: (b)(c)
Return Before Taxes	(37.12%)	(1.97%)	0.14%
Return After Taxes on Distributions	(37.16%)	(2.65%)	(0.36%)
Return After Taxes on Distributions and Sale of Fund Shares	(24.07%)	(1.41%)	0.24%

Russell 1000 Index(d)(e)	(37.60%)	(2.04%)	(2.76%)

Russell 3000 Index (d)(e)	(37.31%)	(1.95%)	(2.15%)

(a)	Fund’s inception: November 30, 2000. Index data computed from November 30, 2000.

(b)	As of June 30, 2009, the Fund will change its name from Aston/TAMRO All Cap Fund to Aston/TAMRO Diversified Equity Fund. As of January 1, 2008, the Fund changed its name from Aston/TAMRO Large Cap Value Fund to Aston/TAMRO All Cap Fund. Performance prior to that time reflects the Fund’s former strategy of emphasizing large cap value stocks and the performance may have differed if the current strategy was in place.

(c)	Performance reflects expense limitations that were in effect during the periods presented. If expense limitations had not been in place, the Fund’s performance would have been reduced.

(d)	Reflects no deduction for taxes, expenses or fees.

(e)	Effective as of June 30, 2009, the Fund’s benchmark will change from the Russell 3000 Index to the Russell 1000 Index as the Russell 1000 Index has been determined to be a more appropriate broad-based index.
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable capital gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com.
SUP TAC 609